UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 16, 2015

Date of earliest event reported

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 16, 2015, Patterson Companies, Inc. (“Patterson”) completed its previously announced acquisition of Animal Health International, Inc., a Colorado corporation (“Animal Health”), pursuant to the terms of an Agreement and Plan of Merger dated as of May 2, 2015 (the “Merger Agreement”) by and among Patterson, Rams Merger Sub, Inc., a Colorado corporation and a wholly owned subsidiary of Patterson (“Merger Sub”), Animal Health and Leonard Green & Partners, L.P., a Delaware limited partnership (solely in its capacity as representative of Animal Health equityholders).

The acquisition was accomplished by the merger of Merger Sub with and into Animal Health, and upon consummation of the merger, Merger Sub ceased to exist and Animal Health became a wholly owned subsidiary of Patterson. Under the Merger Agreement, each share of Animal Health’s no par value Series A Preferred Stock issued and outstanding was canceled and converted automatically into one share of Animal Health’s no par value common stock; each share of Animal Health’s no par value common stock was canceled and converted automatically into the right to receive the common pro rata percentage of the aggregate merger consideration, which was approximately $1.1 billion in cash (the “Merger Consideration”). A portion of the Merger Consideration is being held in escrow to secure the indemnification obligations of Animal Health’s equityholders.

The above descriptions of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Patterson on May 4, 2015 and which is incorporated herein by reference.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

To provide the financing necessary to close the merger with Animal Health, Patterson entered into a Credit Agreement dated as of June 16, 2015, by and among Patterson, the Lenders identified therein, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent, and Bank of America, N.A., as syndication agent, (the “Credit Agreement”). Pursuant to the Credit Agreement, the lenders will provide Patterson with senior unsecured lending facilities of up to $1.5 billion. Patterson will use the facilities to (1) pay the Merger Consideration and fees and expenses associated with the merger transaction, (2) to repay in full all outstanding indebtedness under Patterson’s existing bank credit facility, (3) to repay certain of Animal Health’s existing indebtedness and (4) for general corporate purposes. On June 16, 2015, the lenders made an initial disbursement of $1.2 billion under the Credit Agreement.

Borrowings under the Credit Agreement will bear interest at a rate equal to, at the option of Patterson, either (a) a customary Eurocurrency interbank offered rate (the “Eurocurrency Rate”) or (b) a customary base rate (the “Floating Rate”), in each case plus an applicable margin. The applicable margins for borrowings under the Credit Agreement will be based on Patterson’s leverage ratio and range from 1.125% to 2.000% with respect to the Eurocurrency Rate and 0.125% and 1.000% with respect to the Floating Rate. Patterson also agreed to pay quarterly commitment fees based on the available aggregate loan commitment.

The Credit Agreement requires Patterson to maintain a leverage ratio of not more than 4.00 to 1.00 as of the last day of each of the first four fiscal quarters, commencing with the first quarter of fiscal 2016, and not more than 3.50 to 1.00 for each fiscal quarter thereafter. Patterson is also required to maintain an interest expense coverage ratio of not less than 3.00 to 1.00 as of the end of each fiscal quarter. The Credit Agreement contains customary representations and warranties, affirmative and negative covenants, and events of default. The term loans and revolving credit facilities will mature no later than June 16, 2020. In the event of certain significant asset dispositions, Patterson agreed to use the proceeds from such dispositions to effect prepayment of outstanding loan balances under the Credit Agreement.

The above description of the Credit Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 8.01	OTHER EVENTS

On June 17, 2015, Patterson issued a press release announcing that it had completed the acquisition of Animal Health. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired

The financial information required by Item 9.01(a) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(b) Pro forma financial information

The financial information required by Item 9.01(b) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d) Exhibits

10.1	Agreement and Plan of Merger by and among Patterson Companies, Inc., Rams Merger Sub, Inc., Animal Health International, Inc. and Leonard Green & Partners, L.P. dated May 2, 2015 (filed as Exhibit 10.1 to Patterson Companies, Inc.’s Current Report on Form 8-K dated May 4, 2015 and incorporated herein by reference).

10.2	Credit Agreement among Patterson Companies, Inc., the Lenders identified therein, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent and Bank of America, N.A., as syndication agent, dated June 16, 2015.

99.1	Press release of Patterson Companies, Inc., dated June 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: June 17, 2015	By:	/s/ Ann B. Gugino
Ann B. Gugino

Executive Vice President, Chief Financial Officer and Treasurer

(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement and Plan of Merger by and among Patterson Companies, Inc., Rams Merger Sub, Inc., Animal Health International, Inc. and Leonard Green & Partners, L.P. dated May 2, 2015 (filed as Exhibit 10.1 to Patterson Companies, Inc.’s Current Report on Form 8-K dated May 4, 2015 and incorporated herein by reference).

10.2	Credit Agreement among Patterson Companies, Inc., the Lenders identified therein, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent, and Bank of America, N.A., as syndication agent, dated June 16, 2015.

99.1	Press release of Patterson Companies, Inc., dated June 17, 2015.